Exhibit 10.2

CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT AND

AMENDMENT NO. 1 TO GUARANTY AND SECURITY AGREEMENT

THIS CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO GUARANTY AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 28, 2019, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Lender"), EMMIS COMMUNICATIONS CORPORATION, an Indiana corporation, as a Guarantor ("Parent"), EMMIS OPERATING COMPANY, an Indiana corporation, as a Borrower ("Emmis"), and the other Guarantors party hereto.

WHEREAS, Parent, Emmis, those additional entities that become parties thereto as  Borrowers from time to time in accordance with the terms thereof (together with Emmis, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), and Lender are parties to that certain Credit Agreement dated as of April 12, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, Parent, Emmis, the other Grantors from time to time party thereto, and Lender are parties to that certain Guaranty and Security Agreement dated as of April 12, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement");

WHEREAS, Borrowers have informed Lender that Parent desires to form Mediaco Holding Inc., an Indiana corporation ("Spinco"), as a wholly-owned subsidiary of Parent in order to enter into that certain Contribution and Distribution Agreement (the "Contribution Agreement") to be entered into on or around the date hereof by and among Parent, Spinco and SG Broadcasting LLC, a Delaware limited liability company, in substantially the form attached hereto as Exhibit A.

WHEREAS, Borrowers have requested that Lender (a) consent to the formation of Spinco, and (b) agree that, notwithstanding the provisions of Section 5.11 and Section 5.12 of the Credit Agreement, Spinco is not required to join the Loan Documents as a Borrower or a Guarantor or to grant Lender a first priority Lien (subject to Permitted Liens) in and to the assets of Spinco, and Lender has agreed to do so subject to the terms and conditions set forth herein;

WHEREAS, Parent, Borrowers and Lender have agreed to amend the Credit Agreement and the Security Agreement in certain respects, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.Defined Terms.  Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.Consent.  In reliance upon the representations and warranties of each Loan Party set forth in Section 8 below and subject to the satisfaction of the conditions to effectiveness set forth in

Section 7 below, Lender hereby (a) consents to the formation of Spinco by Parent, as a wholly-owned Subsidiary of Parent, and (b) agrees that, notwithstanding the provisions of Section 5.11 and Section 5.12 of the Credit Agreement, Spinco is not required to join the Loan Documents as a Borrower or a Guarantor and is not required to grant Lender a first priority Lien (subject to Permitted Liens) in and to the assets of Spinco; provided that, (x) Spinco will not at any time own any assets, have any material liabilities or engage in any business activity other than the execution and delivery of the Contribution Agreement (but not for the avoidance of doubt, consummation of the transactions contemplated thereby, including without limitation as a result of the Initial Contribution (as defined in the Contribution Agreement) or the Distribution (as defined in the Contribution Agreement)), and (y) prior to or concurrently with the consummation of the Initial Contribution (as defined in the Contribution Agreement), the Distribution (as defined in the Contribution Agreement) or any other transactions contemplated by the Contribution Agreement, Borrowers will repay the Obligations in full (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Expenses)) and terminate all of the Commitments of Lender under the Credit Agreement.  Notwithstanding the foregoing, to the extent that the transactions contemplated by the Contribution Agreement have not been consummated on or before March 31, 2020 (the "Outside Date"), the Loan Parties agree to promptly (and in any event within two Business Days after the Outside Date) cause the dissolution of Spinco, and the failure to do so shall result in an automatic Event of Default under the Credit Agreement. This is a limited consent and shall not be deemed to constitute a consent to any other modification of the Loan Documents, and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time. For the avoidance of doubt, notwithstanding the foregoing, nothing in this Agreement shall constitute a consent to the transactions contemplated by the Contribution Agreement (including without limitation the Initial Contribution (as defined in the Contribution Agreement) or the Distribution (as defined in the Contribution Agreement)).

3.Amendment to Credit Agreement.  In reliance upon the representations and warranties of each Loan Party set forth in Section 8 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, the Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

"Amendment No. 1" means that certain Consent and Amendment No. 1 dated as of June 28, 2019 among Parent, Borrowers and Lender.

"Contribution Agreement" has the meaning set forth in Amendment No. 1.

"Spinco" means Mediaco Holding Inc., an Indiana corporation.

(b)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Maturity Date" in its entirety as follows:

"Maturity Date" means the earlier to occur of (i) October 12, 2021, and (ii) the consummation of any of the transactions contemplated by the Contribution Agreement (including without limitation the Initial Contribution (as defined in the Contribution Agreement) or the Distribution (as defined in the Contribution Agreement)); provided, that if on or prior to October 12, 2021, the Term Loan Indebtedness is refinanced or replaced as permitted under this Agreement, or the maturity of the Term Loan Indebtedness is otherwise extended to a date on or after September 12, 2025, in each case on terms reasonably satisfactory to Lender, or the Term Loan Indebtedness has been repaid in full in accordance with the terms of this Agreement the "Maturity Date" means April 12, 2024.

(c)Section 8 of the Credit Agreement is hereby amended by inserting a new Section 8.13 to the end thereof as follows:

Section 8.13. Spinco. Spinco shall own any assets, have any material liabilities or engage in any material business activity other than execution and delivery of the Contribution Agreement (but not for the avoidance of doubt, consummation of the transactions contemplated thereby, including without limitation the Initial Contribution (as defined in the Contribution Agreement) or the Distribution (as defined in the Contribution Agreement)), or Parent fails to directly own 100% of the issued and outstanding Equity Interests of Spinco.

4. Amendment to Security Agreement.  In reliance upon the representations and warranties of each Loan Party set forth in Section 8 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, the Security Agreement is hereby amended as follows:

(a) Schedule 9 to the Security Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit B.1

5.Continuing Effect.  Except as expressly set forth in Sections 2, 3 and 4 of this Agreement, nothing in this Agreement shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

6.Reaffirmation and Confirmation.  Each Loan Party party hereto hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents, in each case as amended, supplemented or otherwise modified by this Agreement, to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document.  Each Loan Party party hereto hereby agrees that this Agreement in no way acts as a release or relinquishment of the

[1]	To be amended to remove accounts of Restricted Subsidiaries, which were not required to be disclosed.

Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party party hereto in all respects.

7.Conditions to Effectiveness.  This Agreement shall become effective upon the satisfaction of the following conditions precedent:

(a)Lender shall have received a copy of this Agreement executed and delivered by Parent, Borrowers and each other Guarantor;

(b)Lender shall have received, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed by any Loan Party pursuant to any Loan Document, including the fees and disbursements invoiced through a date prior to the date hereof of counsel to Lender; and

(c)no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Agreement.

8. Representations and Warranties.  In order to induce Lender to enter into this Agreement, each Loan Party party hereto hereby represents and warrants to Lender that:

(a)all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)no Default or Event of Default has occurred and is continuing; and

(c)this Agreement and the Loan Documents, as expressly modified hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

9. Miscellaneous.

(a)Expenses.  Borrowers agree to pay on demand all reasonable costs and expenses of Lender (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other agreements, instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided in this Section 8(a) shall survive any termination of this Agreement and the Credit Agreement as amended hereby.

(b)Choice of Law and Venue; Jury Trial Waiver; Reference Provision.  Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c)Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

10. Release.

(a)In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without  limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

EMMIS COMMUNICATIONS CORPORATION, an Indiana corporation

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS OPERATING COMPANY, an Indiana corporation

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS INDIANA BROADCASTING, L.P.

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS LICENSE CORPORATION OF NEW YORK,

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS PUBLISHING CORPORATION

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS PUBLISHING, L.P.

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS RADIO LICENSE CORPORATION OF NEW YORK,

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS RADIO LICENSE, LLC

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

EMMIS RADIO LLC

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

WBLS-WLIB LICENSE LLC

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

WBLS-WLIB LLC

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

WHHL LLC

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

WLIB TOWER LLC

By:	/s/ Ryan A. Hornaday
Name:	Ryan A. Hornaday
Title:	EVP, CFO and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Lender

By:	/s/ David J. Pecka
Name:	David J. Pecka
Title:	VP, Wells Fargo Its Authorized Signatory